UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

Petros Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39752 (Commission File Number)	85-1410058 (I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036
(Address of principal executive offices) (Zip code)

(973) 242-0005
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 20, 2025, Petros Pharmaceuticals, Inc. (the “Company”) received a letter (the “Letter”) from the Nasdaq Hearings Panel (the “Panel”) indicating that the Panel has determined to delist the Company’s securities from The Nasdaq Stock Market LLC (“Nasdaq”) as a result of (i) the Company’s failure to maintain compliance with the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1), (ii) the Company’s failure to meet the minimum bid price of $1.00 per share pursuant to Nasdaq Listing Rule 5550(a)(2), (iii) the Company’s low bid price pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iii), and (iv) Nasdaq’s public interest concerns regarding the Company’s public offering of securities that closed on February 19, 2025, pursuant to Nasdaq Listing Rule 5810(d).

Pursuant to the Letter, the Panel has determined to deny the Company’s request to continue its listing on Nasdaq and that the Company’s common stock, par value $0.0001 per share (“Common Stock”), will be suspended at the open of trading on May 22, 2025. Following the suspension of trading on Nasdaq, the Company expects that its Common Stock will trade publicly on the OTC Markets under its existing symbol “PTPI” beginning on May 22, 2025.

Pursuant to the Letter, the Company has a period of 15 days from the date of the Letter to submit a written request for a review of the Panel’s delisting determination by the Nasdaq Listing and Hearing Review Council (the “Listing Council”). Unless the Company submits a timely request for the Listing Council’s review of the Panel’s delisting determination, the Company expects that a Form 25 will be filed with the U.S. Securities and Exchange Commission (the “SEC”), which would remove the Company’s securities from listing and registration on Nasdaq. The Company has determined it will request an appeal of the delisting determination by the Listing Council. Requesting such a review will stay the filing of the Form 25 pending the Listing Council’s review, but will not stay the suspension of trading in the Company’s Common Stock on Nasdaq. There can be no assurance that the Listing Council will grant the Company’s request for continued listing on Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROS PHARMACEUTICALS, INC.

Date: May 21, 2025	By:	/s/ Fady Boctor
Name: Fady Boctor
Title: President and Chief Commercial Officer